Exhibit 10.1

To:          LEX ENDURANCE LTD. (the Borrower)

LINDBLAD EXPEDITIONS HOLDINGS, INC. (Holdings)

From:      CITIBANK EUROPE PLC, UK BRANCH (Administrative Agent)

 CITIBANK, N.A., LONDON BRANCH (ECA Agent)

11 October 2022

LINDBLAD – $107,694,892.00 SENIOR SECURED CREDIT AGREEMENT – SIDE LETTER

1	We refer to the senior secured credit agreement dated January 8, 2018, as amended as of April 8, 2019 by a First Amendment, as amended and restated as of June 12, 2020 by a Second Amendment, as further amended and restated by a Third Amendment, dated as of June 14, 2021, and as further amended by a side letter dated as of May 26, 2022 (the Credit Agreement) among the Borrower, Holdings, Citibank, N.A., London Branch, as Mandated Lead Arranger, Citibank, N.A., London Branch, as a Lender and EK Guarantor, EKSFIN, as a Lender, Citibank, N.A., London Branch, as Global Co-ordinator and ECA Agent, Citibank, N.A., London Branch, as Collateral Agent, and Citibank Europe plc, UK Branch, as Administrative Agent.

2	We further refer to the amendment request dated August 30, 2022 (the Request) pursuant to which the Borrower and Holdings have requested certain amendments in respect of the Credit Agreement.

3	Unless otherwise defined herein, words and expressions defined in the Credit Agreement shall have the same meaning when used in this letter.

4	In connection with the Request it is proposed that the following amendments to the Credit Agreement are made:

(a) the words “December 31, 2022” are deleted and replaced with the words “September 30, 2023” in the definition “Annualization Period”; and

(b) the definition “Annualized EBITDA” shall be deleted in its entirety and replaced with the following:

““Annualized EBITDA” means, Consolidated EBITDA (a) in the case of the Test Period ending March 31, 2023, for the fiscal quarter ending March 31, 2023 multiplied by four (4); (b) in the case of the Test Period ending June 30, 2023, for the Fiscal Quarter ending June 30, 2023 and the immediately preceding Fiscal Quarter multiplied by two (2); and (c) in the case of the Test Period ending September 30, 2023, for the Fiscal Quarter ending September 30, 2023 and the two immediately preceding Fiscal Quarters multiplied by four- thirds (4/3).”.

5	The Lenders have agreed to provide their consent and approval to the amendments set out in paragraph 4.

6	Upon execution of the acknowledgement set out below by each of the Borrower and Holdings the Credit Agreement shall automatically be amended as described in paragraph 4 above.

7	Each of the Borrower and Holdings hereby confirms its consent to the amendments to the Credit Agreement contained in this letter and agrees that, in the case of Holdings, the guarantees and indemnities set out in Section 10 of the Credit Agreement shall remain and continue in full force and effect following the said amendments to the Credit Agreement contained in this letter.

8	Each of the Borrower and Holdings confirms that no Event of Default has occurred or will occur as a result of entering into this letter and the arrangements contemplated herein.

9	Each party confirms that save as supplemented and or amended by this letter, the provisions of the Credit Agreement shall continue in full force and effect.

10	This letter is a Loan Document and the provisions of Sections 5.12 (Further Assurances), 9.01 (Notices; Electronic Communication), 9.03 (Counterparts; Effectiveness), 9.11 (Waiver of Jury Trial), 9.14 (Jurisdiction; Consent to Service of Process), and 9.25 (Acknowledgement and Consent to Bail-In) of the Credit Agreement shall apply to this letter as if the same were expressly stated herein with all necessary changes.

11	THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES.

Please sign and return the attached copy of this letter to signify your acceptance of its terms and conditions.

Yours faithfully,

SIGNED by                                                                   )

for and on behalf of                                                        )

CITIBANK EUROPE PLC, UK BRANCH               )

Authorized Signatory

as Administrative Agent for and on behalf of the Lender Parties

SIGNED by                                                                   )

for and on behalf of                                                        )

CITIBANK, N.A., LONDON BRANCH                    )

as ECA Agent

Authorized Signatory

We acknowledge and agree with the terms of this letter.

THE BORROWER

SIGNED by                                                                  )

for and on behalf of                                                       )

LEX ENDURANCE LTD.,                                         )

Date: 11 October 2022

HOLDINGS

SIGNED by                                                                      )

for and on behalf of                                                           )

LINDBLAD EXPEDITIONS HOLDINGS, INC.        )

Date: 11 October 2022

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